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                                                                       EXHIBIT A

        Pursuant to Rule 13d-1(f)(1)(iii) promulgated by the Securities and Exchange Commission, the undersigned agree that the statement to which this
Exhibit is attached is filed on their behalf and in the capacities as set out hereinbelow.


Dated: June 1, 1995                     INSITUFORM TECHNOLOGIES, INC.



                                        By s/William A. Martin
                                          --------------------------------------
                                          William A. Martin
                                          Senior Vice President


Dated: June 1, 1995                     ITI ACQUISITION CORP.



                                        By s/William A. Martin
                                          --------------------------------------
                                          William A. Martin
                                          Vice President